Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive 500 ETF (STRV)
(the “Fund”)
(a series of EA Series Trust)

Listed on New York Stock Exchange

January 12, 2024

Supplement to the Fund’s Summary Prospectus, dated November 30, 2023 (as amended January 9, 2024)
and to the Fund’s Prospectus and Statement of Additional Information (“SAI”),
dated November 30, 2023 (as supplemented December 8, 2023)

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus, and SAI, be retained for future reference, and is in addition to any existing Fund Supplement(s).
The following changes will take effect for the Fund on or about January 26, 2024.
The Fund’s Index will change from the Solactive GBS United States 500 Index to the Bloomberg US Large Cap Index. In connection with this change, all references to the Fund’s Index are changed to the Bloomberg US Large Cap Index.
The first six paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” shall be deleted and replaced with the following:
The Fund seeks to track the investment results of the Bloomberg US Large Cap Index (the “Index”), which measures the performance of the large-capitalization sector in the U.S. equity market as determined by Bloomberg (the “Index Provider” or “Bloomberg”).
The Index is a free float-adjusted capitalization-weighted index comprised primarily of U.S. equity securities. The Index consists of the 500 most highly capitalized companies. As of November 30, 2023, the range of market capitalization of issuers included in the Index was $240 million to $2.95 trillion. The average market cap of the Index was $87.28 billion.
To be eligible for inclusion in the Index, a security must first meet the following criteria: (i) it is primarily listed in the United States, (ii) it is listed on a U.S. exchange, and (iii) the security’s free float must be a minimum of 10% of the security’s total shares outstanding. The Index includes common stock and real estate investment trusts. To determine Index components, all equity securities that meet these criteria are sorted according to total market capitalization in descending order and ranked. The largest 500 securities are then selected for inclusion in the Index.
As of November 30, 2023, a significant portion of the Index is represented by securities of companies in the Technology sector. The components of the Index are subject to change over time.
The Index is calculated as a total return index in U.S. dollars. The Index is normally rebalanced on a semi-annual basis in January and July and such changes take effect in March and September. The Index constituents’ weights are normally updated in June and December.
Please retain this Supplement for future reference.